EXHIBIT 99.5

            EXCERPTS FROM SUBCHAPTER D OF CHAPTER 15
            OF THE PENNSYLVANIA BUSINESS CORPORATION
      LAW OF 1988, AS AMENDED (15 PA.C.S.A. SECTIONS 1571-1580)
            RELATING TO DISSENTERS' RIGHTS--INCORPORATED
          HEREIN BY REFERENCE AND FILED AS EXHIBIT E TO
           THE PROXY STATEMENT/PROSPECTUS INCLUDED IN
                 THIS REGISTRATION STATEMENT